Fourth Quarter and Fiscal Year 2017 Business Review Jonathan W. Painter, President & CEO Michael J. McKenney, Senior Vice President & CFO

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward- looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 31, 2016 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; our customers’ ability to obtain financing for capital equipment projects; changes in government regulations and policies; the oriented strand board market and levels of residential construction activity; development and use of digital media; price increases or shortages of raw materials; dependence on certain suppliers; international sales and operations; economic conditions and regulatory changes caused by the United Kingdom’s likely exit from the European Union; disruption in production; our acquisition strategy; our internal growth strategy; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; loss of key personnel; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues that exclude the effect of acquisitions and foreign currency translation, adjusted gross margin, adjusted operating income, adjusted net income, adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, and free cash flow. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in the Appendix to this presentation and in our 2017 fourth quarter earnings press release issued February 15, 2018, which is available in the Investors section of our website at www.kadant.com under the heading Press Releases. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe that the inclusion of such measures helps investors to gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jonathan W. Painter President & CEO

Q4 2017 Financial Highlights ($ Millions, except per share amounts) Q4 2017 Q4 2016 % CHANGE3 Bookings $146.6 $113.6 29.1% Revenue $149.1 $100.2 48.8% Gross Margin 43.3% 46.0% n.m. Adjusted Gross Margin1 44.5% 46.0% n.m. Operating Income $17.8 $10.7 66.8% Adjusted Operating Income2 $20.6 $10.7 93.3% Net Income $0.8 $7.7 -90.2% Adjusted EBITDA2 $26.5 $14.1 88.2% Adjusted EBITDA/Revenue2 17.8% 14.0% n.m. Diluted EPS $0.07 $0.69 -89.9% Adjusted Diluted EPS2 $1.14 $0.69 65.2% Cash Flow from Operations $32.8 $16.3 101.9% 1 Adjusted gross margin is a non-GAAP measure that excludes certain items as detailed on slide 36. 2 Adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our press release dated February 15, 2018. 3 Percent change calculated using actual numbers reported in our press release dated February 15, 2018. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 5

2017 Financial Highlights ($ Millions, except per share amounts) 2017 2016 % CHANGE3 Revenue $515.0 $414.1 24.4% Gross Margin 44.9% 45.5% n.m. Adjusted Gross Margin1 45.9% 45.6% n.m. Net Income $31.1 $32.1 -3.1% Adjusted EBITDA2 $90.8 $61.9 46.8% Adjusted EBITDA/Revenue2 17.6% 14.9% n.m. Diluted EPS $2.75 $2.88 -4.5% Adjusted Diluted EPS2 $4.49 $3.10 44.8% Bookings $521.2 $403.5 29.2% Adjusted Return on Invested Capital4 10.2% 12.5% n.m. Adjusted Return on Equity5 14.4% 12.0% n.m. Cash Flow from Operations $65.2 $51.0 27.8% Free Cash Flow1 $47.9 $45.2 6.0% 1 Adjusted gross margin and free cash flow are non-GAAP measures that exclude certain items as detailed on slides 36 and 38, respectively. 2 Adjusted EBITDA, adjusted EBITDA margin, and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our Q4 2017 earnings release dated February 15, 2018. 3 Percent change calculated using actual numbers reported in our Q4 2017 earnings release dated February 15, 2018. 4 Calculated based on adjusted net income over the sum of stockholders’ equity plus net debt. 5 Calculated based on adjusted net income over stockholders’ equity, as adjusted. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 6

FX Translation and Acquisition Impact

Q4 2017, $ in millions except EPS	Revenue	Adjusted EPS[4]	Bookings	Parts & Consumables Revenue	Parts & Consumables Bookings
As Reported	$149.1	$1.14	$146.6	$92.3	$90.1
Growth[1]	48.8%	65.2%	29.1%	44.1%	32.7%
Growth excluding FX[2]	43.8%	55.1%	24.8%	40.0%	29.0%
Growth excluding FX and Acquisitions[3]	17.0%	31.9%	-1.3%	9.0%	-0.1%

Fiscal Year 2017	Revenue	Adjusted EPS[4]	Bookings	Parts & Consumables Revenue	Parts & Consumables Bookings
As Reported	$515.0	$4.49	$521.2	$316.5	$313.9
Growth[1]	24.4%	44.8%	29.2%	22.6%	21.6%
Growth excluding FX[2]	23.4%	44.2%	28.6%	21.9%	21.0%
Growth excluding FX and Acquisitions[3]	6.7%	25.5%	13.1%	7.4%	6.2%

1 Growth is the year-over-year percent change between the current period and the comparable prior period.
2 Represents the year-over-year percent change excluding the impact of current period versus prior period exchange rates.
3 Represents the year-over-year percent change excluding the impact of acquisitions and current period versus prior period exchange rates. Acquired businesses are classified above as Acquisitions for the first four quarters after acquisition.
4 Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our Q4 2017 earnings release dated February 15, 2018.

7 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved.

KADANT

$0 $20 $40 $60 $80 $100 $120 $140 $160 Bookings Booking Reversal Revenues Bookings and Revenues US$ (millions) 1 Reported Q415 bookings were $76 million, which included new orders of $92 million and a booking reversal of $16 million. 1 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 8

Parts and Consumables Bookings and Revenues KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 9 US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Bookings Revenues

Second Half of 2017 Revenue Sources* KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 10 PACKAGING 37% WOOD PROCESSING 24% INDUSTRIAL 15% OTHER PAPER 7% TISSUE 7% PRINTING & WRITING 7% NEWSPRINT 3% *Based on Company estimates of revenue by industrial category.

North America Bookings and Revenues US$ (millions) KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 11 $0 $10 $20 $30 $40 $50 $60 $70 $80 Bookings Revenues

KADANT BLACK CLAWSON LEBANON, OHIO KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 12

Europe Bookings and Revenues US$ (millions) KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 13 $0 $10 $20 $30 $40 $50 Bookings Revenues

-$10 -$5 $0 $5 $10 $15 $20 $25 $30 $35 $40 Bookings New Orders Revenues Asia Bookings and Revenues US$ (millions) 1 Reported Q415 Asia bookings were negative $6 million, which included new orders of $10 million and a booking reversal of $16 million. 1 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 14

Rest-of-World Bookings and Revenues US$ (millions) KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 15 $0 $2 $4 $6 $8 $10 $12 $14 $16 Bookings Revenues

Guidance • FY 2018 GAAP diluted EPS of $4.74 to $4.84 • FY 2018 adjusted diluted EPS* of $4.95 to $5.05 • FY 2018 revenue of $605 to $615 million • Q1 2018 GAAP diluted EPS of $0.77 to $0.81 • Q1 2018 adjusted diluted EPS* of $0.94 to $0.98 • Q1 2018 revenue of $143 to $146 million KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 16 * Adjusted diluted EPS is non-GAAP financial measure that excludes certain items as detailed in our press release dated February 15, 2018.

FINANCIAL REVIEW Michael J. McKenney Senior Vice President & Chief Financial Officer

Quarterly Gross Margins KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 18 47.3% 48.6% 43.9% 43.9% 45.2% 43.0% 44.7% 44.7% 48.1% 46.5% 47.5% 43.1% 45.6% 44.9% 45.6% 46.0% 47.6% 47.9% 42.3% 43.3% 36% 38% 40% 42% 44% 46% 48% 50%

Full-Year Gross Margins KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 19 43.9% 43.3% 43.9% 45.8% 44.4% 46.2% 45.5% 44.9% 35% 37% 39% 41% 43% 45% 47% 2010 2011 2012 2013 2014 2015 2016 2017

Quarterly SG&A US$ (millions) KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 20 25% 30% 35% 40% 45% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 SG&A SG&A as a % of Revenues

Full-Year SG&A KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 21 US$ (millions) 25% 30% 35% 40% $60 $80 $100 $120 $140 $160 $180 2010 2011 2012 2013 2014 2015 2016 2017 SG&A SG&A as a % of Revenues

4Q16 to 4Q17 Adjusted Diluted EPS* KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 22 $0.69 $0.68 $0.15 $0.05 ($0.23) ($0.13) ($0.07) $1.14 $0.00 $0.50 $1.00 $1.50 $2.00 * Adjusted diluted EPS is non-GAAP financial measure that excludes certain items as detailed in our press release dated February 15, 2018.

2016 to 2017 Adjusted Diluted EPS* KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 23 $3.10 $0.93 $0.59 $0.45 $0.02 ($0.43) ($0.13) ($0.04) $4.49 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 * Adjusted diluted EPS is non-GAAP financial measure that excludes certain items as detailed in our press release dated February 15, 2018.

Full-Year Adjusted EBITDA* 24 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. $ (millions) CAGR 16.5% $31.2 $44.8 $44.8 $44.7 $56.3 $61.5 $61.9 $90.8 0 20 40 60 80 100 2010 2011 2012 2013 2014 2015 2016 2017 * Adjusted EBITDA is a non-GAAP financial measure that excludes certain items as detailed in the Appendix on slide 37.

Cash Flow US$ (millions) 4Q17 4Q16 2017 2016 Net Income $0.9 $7.8 $31.6 $32.5 Depreciation and Amortization 6.3 3.4 19.4 14.3 Stock-Based Compensation 1.5 1.2 5.8 5.1 Other Items 2.7 0.3 1.4 (0.3) Change in Current Assets & Liabilities (excl. acquisitions) 21.4 3.6 7.0 (0.6) Cash Provided by Operating Activities $32.8 $16.3 $65.2 $51.0 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 25

24.9 26.3 26.2 33.7 44.4 34.9 45.2 47.9 0 10 20 30 40 50 2010 2011 2012 2013 2014 2015 2016 2017 Free Cash Flow * Presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2016-09. Free cash flow, a non-GAAP financial measure, is defined as cash flows from continuing operations less capital expenditures, as calculated in the Appendix on slide 38. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 26 US$ (millions) * * * *

Key Working Capital Metrics 4Q17 3Q17 4Q16 Days in Receivables 56 59 62 Days in Inventory 93 79 94 Days in Payables 38 36 40 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 27 62 59 56 94 79 93 40 36 38 20 40 60 80 100 120 140 D ay s Days in Receivables Days in Inventory Days in Payables

Working Capital and Cash Conversion Days 4Q17 3Q17 4Q16 Working Capital % LTM Revenues* 11.2% 18.0% 11.0% Cash Conversion Days** 111 days 102 days 117 days *Working Capital is defined as current assets less current liabilities, excluding cash and debt. ** Based on days in receivables plus days in inventory less days in accounts payable. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 28 0 50 100 150 200 0% 5% 10% 15% 20% D ay s % o f R ev en u e Cash Conversion Days Working Capital % LTM Revenues *

Cash and Debt US$ (millions) 4Q17 3Q17 4Q16 Cash, cash equivalents, and restricted cash $76.9 $91.4 $73.6 Debt (237.0) (273.7) (61.5) Capital lease obligations (5.1) (5.1) (4.9) Net (Debt) Cash $(165.2) $(187.4) $7.2 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 29 U S$ ( m ill io n s) $51.8 $48.5 $58.7 $11.6 $14.3 $9.5 $18.7 $19.9 $12.5 $20.1 $27.5 $35.7 $33.9 $(14.7) $(3.3) $7.2 $2.5 $22.2 $(187.4) $(165.2) ($225) ($175) ($125) ($75) ($25) $25 $75 $125 $175 $225

Leverage Ratio KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 30 *Calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our Credit Facility. Effective March 2, 2017, our amended and restated Credit Facility defined total debt as debt less worldwide cash of up to $30 million. For periods 1Q13 to 4Q16, total debt is defined as debt less domestic cash of up to $25 million. 1.94 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Debt/EBITDA *

Guidance • Q1 2018 GAAP diluted EPS of $0.77 to $0.81 • FY 2018 GAAP diluted EPS of $4.74 to $4.84 • CAPEX of $18 to $19 million • Depreciation & Amortization Expense of $24 to $25 million KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 31

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 356 76 56. Please mute the audio on your computer. KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 32

Key Take-Aways • Record 2017 revenue, adjusted EBITDA, and adjusted EPS • Record Q4 bookings • Record 2017 free cash flow • Expecting record revenue and diluted EPS in 2018 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 33

APPENDIX

Adjusted Gross Margin Reconciliation KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 36 US$ (millions) Q417 Q416 2017 2016 Revenues $ 149.1 $ 100.2 $ 515.0 $ 414.1 Cost of Revenues _ (84.6) _ (54.2) _(284.0) _(225.7) Gross Margin $ 64.5 $ 46.0 $ 231.0 $ 188.4 Gross Margin %* 43.3% 46.0% 44.9% 45.5% Gross Margin $ 64.5 $ 46.0 $ 231.0 $ 188.4 Amortization of Acquired Profit in Inventory _ 1.8 _ - _ 5.1 _ 0.5 Adjusted Gross Margin $ 66.3 $ 46.0 $ 236.1 $ 188.9 Adjusted Gross Margin %* 44.5% 46.0% 45.9% 45.6% * Percent change calculated using actual numbers reported in our press release dated February 15, 2018. Adjusted gross margin and adjusted gross margin percentage are non-GAAP financial measures.

Adjusted EBITDA Reconciliation US$ (millions) 2010 2011 2012 2013 2014 2015 2016 2017 Net Income Attributable to Kadant $ 18.5 $ 33.6 $ 31.6 $ 23.4 $ 28.7 $ 34.4 $ 32.1 $ 31.1 Net Income Attributable to Noncontrolling Interest 0.3 0.3 0.2 0.2 0.4 0.3 0.4 0.5 (Income) Loss from Discontinued Operation, net of tax (0.1) - (0.7) 0.1 - - - - Provision for Income Taxes 5.2 4.3 4.8 9.3 12.4 14.7 12.1 26.1 Interest Expense, net _ 1.1 _ 0.5 _ 0.5 _ 0.3 _ 0.6 _ 0.7 _ 1.0 _ 3.1 Operating Income 25.0 38.7 36.4 33.3 42.1 50.1 45.6 60.8 Other Income and Restructuring Costs (1.1) (1.9) - 0.1 0.8 0.5 (0.3) 0.2 Acquisition Costs - - - - - - 1.8 5.4 Acquired Backlog Amortization and Profit in Inventory _ - _ - _ - _ 2.6 _ 2.6 _ 0.2 _ 1.9 _ 6.5 Adjusted Operating Income* 23.9 36.8 36.4 36.0 45.5 50.8 49.0 72.9 Depreciation and Amortization _ 7.3 _ 8.0 _ 8.4 _ 8.7 _ 10.8 _ 10.7 _ 12.9 _ 17.9 Adjusted EBITDA* $ 31.2 $ 44.8 $ 44.8 $ 44.7 $ 56.3 $ 61.5 $ 61.9 $ 90.8 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 37 * Adjusted operating income and adjusted EBITDA are non-GAAP financial measures.

Free Cash Flow Reconciliation US$ (millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 Cash Provided by Continuing Operations $ 43.1 $ 28.3 $ 34.3 $ 30.5 $ 39.9 $ 51.1 $ 40.4 $ 51.0 $ 65.2 Capital Expenditures _ (2.8) _ (3.4) _ (8.0) _ (4.3) _ (6.2) _ (6.7) _ (5.5) _ (5.8) _ (17.3) Free Cash Flow* $ 40.3 $ 24.9 $ 26.3 $ 26.2 $ 33.7 $ 44.4 $ 34.9 $ 45.2 $ 47.9 KAI Q417 Business Review–February 16, 2018 | © 2018 Kadant Inc. All rights reserved. 38 * Free cash flow is a non-GAAP financial measure.